                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                          DATE OF REPORT: JULY 9, 2002


                             COLORADO MEDTECH, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         COLORADO                     000-12471               84-0731006
----------------------------       ----------------       -------------------
(State or other jurisdiction       (Commission File         I.R.S. Employer
     of incorporation)                 Number)            Identification No.)

                               4801 N. 63RD STREET
                             BOULDER, COLORADO 80301
          -------------------------------------------------------------
          (Address, including zip code, of principal executive offices)


                                 (303) 530-2660
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)

ITEM 5.  OTHER EVENTS.

         Colorado MEDtech, Inc. issued a press release regarding the election of Duncan Soukup to the Company's Board of Directors. The text of the press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

         (c)  Exhibits.

         No.      Description
         ---      -----------
         99.1     Press release dated July 9, 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         DATED, this 9th day of July, 2002.


                                            COLORADO MEDTECH, INC.


                                            By: /s/ Stephen K. Onody
                                               ---------------------------------
                                               Stephen K. Onody
                                               President and CEO

                                 EXHIBIT INDEX

         No.      Description
         ---      -----------
         99.1     Press release dated July 9, 2002